- # -

905 WEST PENDER STREET

VANCOUVER, BC

LEASE

BETWEEN

”INVESTORS GROUP TRUST CO. LTD.
AS TRUSTEE FOR INVESTORS REAL PROPERTY FUND C.T. MANAGEMENT CORPORATION, AS TRUSTEE

FOR 905 WEST PENDER PROPERTIES LTD.

(THE “LANDLORD”)

AND

CANDENTE RESOURCES LTD.”CANDENTE RESOURCES LTD.CANDENTE RESOURCE CORP.

(THE “TENANT”)

COLLIERS MACAULAY NICOLLS INC.

(“Agent”)

15th Floor, 200 Granville Street

Vancouver, BC  V6C 2R6

G:\WPDocs\Ls Admin\DOCUMENT\#1381\200-Candente Resource-Lse.doc 2/27/03 3:49 PM

Initials
Landlord	Tenant

TABLE OF CONTENTS

2.

INTENT OF LEASE

3.

DEMISE

4.

TERM

5.

RENTAL

6.

COVENANTS OF LANDLORD

7.

COVENANTS OF TENANT

8.

MUTUAL COVENANTS

9.

OPTION TO RENEW

10.

SUCCESSORS AND ASSIGNS

~~11.~~

~~INDEMNITOR~~

SCHEDULES

SCHEDULE "A"

SCHEDULE "B"

SCHEDULE "C"

SCHEDULE “D”

LEASE

THIS INDENTURE dated for reference on the 1st day of July, 2002, is made IN PURSUANCE OF THE LAND TRANSFER FORM ACT

BETWEEN:	C.T. MANAGEMENT CORPORATION, AS TRUSTEE FOR 905 WEST PENDER PROPERTIES LTD. in care of Colliers, Macaulay, Nicolls, 15th Floor, 200 Granville Street, Vancouver, British Columbia, V6C 2R6
	hereinafter called the “Landlord”	OF THE FIRST PART

AND:	CANDENTE RESOURCE CORP., having a current business address at Suite 200 – 905 West Pender Street, Vancouver, British Columbia, V6C 1L6
	hereinafter called the “Tenant”	OF THE SECOND PART

1.

DEFINITIONS

1.1

In this Lease:

(a)

"Additional Rent" means all monies other than Basic Rent payable by the Tenant to the Landlord pursuant to this Lease or any other agreement or obligation between the parties in respect of the Premises or the Building;

(b)

"Assignee " means the person, firm or corporation to whom an Assignment is made.

(c)

"Assignment" means any assignment, transfer, sublease, parting with possession or setting over or otherwise by any act or deed whereby the Premises or any part of them is sublet, or this Lease is assigned, transferred, or set over to any person, firm or corporation.

(d)

"Assignment Notice" means a request in writing by the Tenant for the Landlord's consent to an Assignment.

(e)

"Basic Rent" means the amount set out in Part II of Schedule "A";

(f)

"Building" means all structures, improvements, facilities, and amenities on the Lands and appurtenances thereto on the Lands;

(g)

"City" means the City of Vancouver and any other provincial or other government, governmental agency, authority or body having jurisdiction with respect to the Project.

(h)

"Common Areas" means, those portions of the Building which do not constitute rentable areas and on a floor occupied by more than one tenant, those areas which do not constitute Rentable Area of Premises, but which would have been included in Rentable Area of Premises if such floor were being fully occupied by one tenant;

(i)

"Costs of Operation":

(i)

means the aggregate of all expenses and costs of every kind, without duplication and except as hereinafter provided, on an accrual basis incurred by or on behalf of the Landlord with respect to and for the operation, maintenance, repair, replacement and management of the Project and all insurance relating to the Project. If the Building is less than 100% completed or occupied during the whole of any fiscal period, Costs of Operation shall be calculated so as to include such additional costs, as reasonably determined by the Landlord, as would have been incurred if the Building had been 100% completed and occupied;

(ii)

Without in any way limiting the generality of the foregoing, Costs of Operation shall include all costs in respect of the following:

(A)

all remuneration including wages and fringe benefits of employees directly employed or engaged in the operation, maintenance, repair, replacement, and management of the Project;

(B)

cleaning, janitorial services, window cleaning and garbage and waste removal;

(C)

supervision and security;

(D)

landscaping and maintenance of all outside or enclosed areas, including snow and ice removal;

(E)

heating, ventilating, and air-conditioning;

(F)

operation, maintenance, repairs and replacements in respect of any elevators, and equipment within the Building;

(G)

communications, sound, visual, lighting and other systems;

(H)

signs, including the cost of all repairs, maintenance and rental charges in respect thereof;

(I)

decoration;

(J)

all utilities supplied to the Building including hot and cold water, gas, electricity, sewer charges and any other utilities or forms of energy;

(K)

maintenance, repairs, improvements and replacements including structural maintenance, repairs, improvements and replacements;

(L)

engineering, accounting, legal and other consulting and professional services, including the cost of preparing statements of the Costs of Operation;

(M)

all insurance which the Landlord is obliged to obtain and/or which the Landlord otherwise obtains and the cost of any deductible amounts paid by the Landlord in respect of any insured risk or claim;

(N)

the amount of capital tax calculated pursuant to the Corporation Tax Act of British Columbia, as amended, or any other legislation enacted by a body having jurisdiction, and any tax in lieu of such tax (the "Capital Tax");

(O)

a management fee calculated on the basis of a percentage of gross amounts received or receivable by the Landlord in respect of the Project;

(P)

business taxes, if any, on the Project;

(Q)

Realty Taxes;

(R)

all costs and expenses, including legal and other professional fees and costs, and interest on deferred payments, incurred by the Landlord in contesting Realty Taxes in good faith;

(S)

capital costs for any of the foregoing or for any structure, improvement, furnishing, fixture, equipment, machinery, facility, system or property which is part of or installed in or used in connection with the Building which, by its nature, requires periodic or substantial repair or replacement, or which is installed or used or intended to reduce the cost of other items included in Costs of Operation whether or not such costs are in fact reduced, provided that any such capital costs in excess of $25,000.00 for any one item shall be amortized over the Landlord's reasonable estimate of the economic life thereof, not to exceed 15 years, together with interest on the undepreciated costs of these items at 1% per annum in excess of the prime rate of interest charged from time to time by the HSBC Bank Canada at its main branch in Vancouver;

(T)

all costs incurred by the Landlord in consequence of its interest in the Project such as maintaining, cleaning, and clearing of ice and snow from municipal sidewalks, adjacent property and the like;

(iii)

Costs of Operation shall be reduced by the following to the extent otherwise included in Costs of Operation and to the extent actually received by the Landlord:

(A)

proceeds of insurance and damages paid by third parties;

(B)

repairs or replacements to the extent that the cost of the same is recovered by the Landlord pursuant to original construction warranties;

(C)

amounts recovered from the tenants on account of Special Services;

(D)

Common Area costs; and

(E)

Utility Costs.

(iv)

Costs of Operation shall exclude the following:

(A)

expenses incurred by the Landlord in respect of leasing expenses and other tenants' leasehold improvements; and

(B)

capital costs, depreciation, interest and principal on mortgages, and other debt costs except to the extent included as set forth above.

(j)

"Landlord's Request" means a request by the Landlord to the Tenant whereby the Landlord requests that the Tenant furnish and provide to the Landlord such information as the Landlord may reasonably require with respect to an Assignment by the Tenant.  The Landlord may, without limitation, request financial data with respect to the proposed Assignee or sub-tenant and the Tenant shall provide such a consent to enable and permit the Landlord to make inquiries and obtain any information with respect to the proposed Assignee or sub-tenant from credit and financial agencies and institutions.

(k)

"Lands" means the lands described in Part I of Schedule "A" hereto as they may be expanded, reduced or otherwise altered from time to time.

(l)

"Laws" means all statutes, regulations, by-laws, orders, rules, requirements and directions of all federal, provincial, municipal and other governmental authorities having jurisdiction.

(m)

“Lease” means this Lease including all of the Schedules attached hereto.

(n)

"Leasable Area" means:

(i)

the Rentable Area of the Office Portion; and

(ii)

all other areas and spaces of the Project to the extent designated or intended from time to time by the Landlord to be leased to tenants, whether leased or not, but excluding the following: parking areas and facilities, and other areas and facilities which may be leased or licensed from time to time.

(o)

"Leasehold Improvement" means, without limitation, all fixtures, improvements, installation, alterations and additions from time to time made, erected or installed in or about the Premises, and include all the following, whether or not any of the same are in fact trade fixtures: doors, partition and hardware; mechanical, electrical and utility installations; stairwells, floor and window coverings and hardware; heating, ventilating, air-conditioning and humidity control equipment; lighting fixtures; built-in furniture, furnishings and counters and anything else in any way connected to the Premises or to any utility services located therein.

(p)

"Normal Business Hours" means the hours of 8:00 a.m. to 6:00 p.m. Monday to Friday, and 8:00 a.m. to 1:00 p.m. on Saturday, or such other further hours as the Landlord, in its reasonable discretion, from time to time determines.

(q)

"Offer" means a bona fide arms length written offer to assign or sublet all or a portion of the Premises which the Tenant has determined to accept subject to compliance with Subsection 7.6.

(r)

"Office Portion" means that portion of the Building as designated by the Landlord from time to time as office areas.

(s)

“Premises” means the portion of the Building outlined in red on Schedule "B".

(t)

"Project" means the Lands and the Building.

(u)

"Proportionate Share" means a fraction the numerator of which is the Rentable Area of the Premises and the denominator of which is the total rentable area of the Building.

(v)

"Realty Taxes" means all taxes, rates, duties, levies and assessments whether levied, imposed, assessed or charged by the City against the Project or any part thereof or upon the Lands in respect thereof, or from time to time levied, imposed, assessed or charged in the future in lieu of or in substitution thereof, or for which the Landlord is liable with respect to the Project, including those levied, imposed, assessed or charged for education, schools and local improvements, but excluding from the foregoing the Landlord's income taxes to the extent that any such income taxes are not levied in lieu of or in substitution of any of the foregoing.

(w)

"Rent" means Basic Rent and Additional Rent.

(x)

"Rentable Area of the Premises" means:

(i)

with respect to a full floor occupied, or deemed to be occupied by one tenant, all area within the exterior walls calculated by measuring from and to the line of the inside surface of glass in exterior walls, with no deductions for columns or projection, but excluding Service Areas on such floors; and

(ii)

with respect to that part of a floor, being less than a full floor, occupied by a tenant, all area measured from the line of the inside surface of glass in exterior walls to the inside surface of corridor walls and the centre line of demising walls, with no deductions for columns or projections plus a proportion of all Common Areas on that floor which proportion shall be a fraction of such Common Areas, the numerator of which shall be the Rentable Area of such Premises, and the denominator of which shall be the total Rentable Area, on such floor.

(y)

"Rules and Regulations" means those rules and regulations referred to in Subsection 7.14 hereof a copy of which is attached hereto as Schedule "C".

(z)

"Service Area" means all elevator shafts and stairwells, excluding those within the premises of a tenant which are restricted to the exclusive use of such tenant, and the enclosing walls thereof.

(aa)

"Special Services" means:

(i)

items, materials or services requested by or for any other reason provided for a tenant in respect of its premises or the Project, the cost of which would otherwise be included in Costs of Operation, to the extent supplied or provided for tenants generally as may be determined by the Landlord acting reasonably or as the Landlord may designate from time to time including, without limitation, replacement of tubes, bulbs and ballasts, cleaning of carpet, drapes and curtains, general repairs, locksmithing and hoisting; and

(ii)

heating and air-conditioning requested by and provided to a tenant beyond Normal Business Hours.

(bb)

"Storage Areas" means all areas, if any, as designated by the Landlord from time to time to be used by tenants exclusively or primarily for storage purposes.

(cc)

"Term" means the period of time set out in Part IV of Schedule "A".

(dd)

"Utility Costs" means the cost of supplying utilities including, without limitation, hot and cold water, electricity, steam and fuel to the Premises.

2.

INTENT OF LEASE

2.1

NET LEASE

It is the intent of the parties hereto that, except as expressly herein set out, this Lease be a lease that is absolutely net to the Landlord, and that the Landlord shall not be responsible for any expenses or obligations of any kind whatsoever in respect of or attributable to the Premises or the Project.

3.

DEMISE

3.1

In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord hereby demises and leases the Premises to the Tenant for uses as set out in Part III of Schedule "A" and for no other purposes.

3.2

The Landlord and the Tenant acknowledge that the Rentable Area of the Premises is one thousand six hundred six (1,606) square feet, ~~subject to adjustment as a result of measurement of the Premises upon completion of construction.~~

4.

TERM

4.1

TO HAVE AND TO HOLD the Premises for and during the Term.

5.

RENTAL

5. 1

Provided that none of the costs in any of these categories are duplicated in any other category the Tenant agrees to pay to the Landlord during each year of the Term the aggregate of:

(a)

Basic Rent:

(b)

Additional Rent

(c)

Proportionate Share of the Costs of Operation;

(d)

Utility Costs in respect of the Premises;

(e)

amounts payable by the Tenant for Special Services provided to the Tenant; and

(f)

if any of the Premises comprises less than a full floor, a fraction of the cost of maintaining the Common Area on that floor, which fraction has as its numerator the Rentable Area of the Premises on such floor and as its denominator the total leasable area of such floor.

5.2

GENERAL RENT PROVISIONS

If the Tenant defaults in payment of any Rent (whether to the Landlord or otherwise) as and when the same is due and payable hereunder, the Landlord shall have the same rights and remedies as if such sum or sums were Basic Rent in arrears.

All Rent shall be paid in accordance with this Lease without any deduction, abatement or set-off whatsoever.

The Landlord may, at its option, from time to time, allocate or re-allocate any sums received from or payable by the Tenant to the Landlord on account of any amounts payable by the Tenant hereunder in such manner as the Landlord determines in its sole discretion.

If the Tenant is required to pay Rent for less than a one month period, such Rent shall be determined on a pro-rated basis based on the number of days over the total number of days in the month for which the Rent is payable and such Rent shall be payable either on the first day the Term commences or on the first day of the partial month, whichever is applicable.

The Tenant will also pay to the Landlord, or as the Landlord may direct, all goods and services, value added, sales or other similar taxes now or hereafter imposed in respect of rental or other sums payable under this Lease or in respect of the Tenant's occupancy of the Premises.

A.1

DEPOSIT

The Landlord acknowledges receipt of Three Thousand Eight Hundred Ninety Eight and 32/100 Dollars ($3,898.32), which will be applied towards payment of the first and last month’s Rent.  The Landlord shall transfer the existing deposit the Tenant has for Suite 505 in the Building, to the new rental account for Suite 200 (the Premises).  This amount of One Thousand One Hundred Sixty Eight and 15/100 Dollars ($1,168.15) shall be credited towards the Tenant’s deposit for Suite 200.  In the even the Tenant defaults under the terms hereof, the Landlord may terminate the Lease and retain the deposit on account of damages and not as a penalty without prejudice to any other remedy.

6.

COVENANTS OF LANDLORD

6.1

CARETAKING AND REPAIRS

The Landlord shall effect all structural repairs to the Project as may be required, and shall repair, maintain and operate the Project in a reasonable manner having regard to the size, age, location and character of the Project, and shall provide cleaning and maintenance services as provided in Schedule "D" hereto annexed.

6.2

BUILDING SERVICES

The Landlord shall during Normal Business Hours provide the following services to the Building and the Premises:

(a)

heating except during the making of repairs or other causes beyond the control of the Landlord, and in case the boilers, engines, pipes, or other apparatus or any of them used in effecting the heating shall at any time become damaged or destroyed, repairing of such damage or replacing of such boilers, engines, pipes or apparatus or any of them or, at the option of the Landlord, substituting other heating apparatus therefor within a reasonable time and in case the heating apparatus or pipes connected therewith or water pipes, wash basins, plumbing or drains, is or are injured by accident or freezing or from any cause, the Landlord replacing or repairing same with reasonable dispatch having reference to season in which such injury happens;

(b)

air-conditioning in the manner appropriate to the season of the year except during the making of repairs. The Landlord shall not be responsible for the failure of air-conditioning equipment to perform its function if such failure shall result from any arrangement of partitioning in the Premises or changes or alterations thereto, or failure on the part of the Tenant to shade windows which are exposed to the sun, or from any excessive use of electrical power by the Tenant;

(c)

when no lavatories are provided within the Premises, such lavatories as shall be required by the City, except at such times as the general supply of water may be turned off;

(d)

operation of elevators by electric or other power except when prevented by a failure of electric or other power or by reason of repairs or other causes beyond the control of the Landlord, in common with other persons lawfully using same, for the reasonable use of the Tenant, its agents, employees, and invitees.

6.3

ACCESS TO PREMISES

The Landlord shall allow the Tenant, its agents, employees and invitees in common with other persons entitled thereto, to have access to the Premises by the main entrance or entrances of the Project and to use the elevators, stairways and passages therefrom during Normal Business Hours, subject to the Rules and Regulations.

6.4

UTILITIES

Subject to the Landlord's ability acting reasonably to do so, the Landlord shall supply or cause to be supplied to the Premises reasonable utilities to enable use of the Premises for their intended purposes.

6.5

QUIET POSSESSION

The Landlord shall upon payment of Rent hereby reserved by the Tenant and upon the Tenant performing the covenants herein on its part contained, allow the Tenant to possess and enjoy the Premises peaceably for the Term hereby granted, without any interruption or disturbance from the Landlord or any other person or persons lawfully claiming by, from or under it.

7.

COVENANTS OF TENANT

7.1

UTILITY RATES

If no separate meter or meters exist for measuring electrical power or other utility consumption in the Premises the Landlord shall reasonably determine the Tenant’s appropriate distribution of the costs of provision of Utilities including the electrical consumption for lighting, and may determine the Tenant's electrical and other utility consumption upon whatever reasonable basis may be selected by the Landlord.

7.2

REPAIRS

(a)

The Tenant shall, except for reasonable wear and tear, repair and keep and maintain the Premises in a good and substantial state of repair and decoration.

(b)

The Landlord and its agents may at all reasonable times enter the Premises to inspect the state thereof. The Tenant shall, with reasonable diligence after notice from the Landlord, make all needed repairs in accordance with such notice.

(c)

If the Tenant fails to make any repairs as hereinbefore required, the Landlord and its agents may enter the Premises and make the repairs as a Special Service for the Tenant.

7.3

NOTICE OF ACCIDENT OR DEFECT

The Tenant shall give the Landlord prompt written notice of any accident to or defect in the heating apparatus, electrical light or other wires, or of any fire in the Premises of which it is aware, but unless otherwise expressly provided, there shall be no obligation on the part of the Landlord to repair or make good any such matters.

7.4

ALTERATIONS BY TENANT

(a)

The Tenant shall not make any alterations in the Premises without the written consent of the Landlord, which consent will not be unreasonably withheld.  All alterations shall be done in accordance with the Landlord's requirements for such construction which shall be provided to the Tenant with the Landlord’s consent.

(b)

All installations, alterations, partitions and repairs performed or required to be performed by the Tenant pursuant to any of the provisions of this Lease, may be performed by contractors, subject to the prior written approval of the contractor by the Landlord and only under written contract conditions which the Landlord may impose. The Landlord may at its option require the Landlord's contractors be engaged for any structural, mechanical or electrical work. Without limiting the generality of the foregoing, any work performed by or for the Tenant shall be performed by competent workmen whose labour union affiliates are not incompatible with those of the Landlord, its contractors or subcontractors.

(c)

The Landlord shall be entitled to supervise any construction or work on the Premises. The Tenant shall pay to the Landlord an administration, management and supervision fee equal to 5% of the full contract price for all approvals, supervision, and attendance as deemed necessary by the Landlord at meetings. Full contract price means the cost to the Tenant for all items except drapery and free-standing furniture, trade fixtures and equipment not in any way connected to the Premises or to any utility systems located therein.

(d)

The Tenant shall provide security acceptable to the Landlord to guarantee the payment in full for renovations undertaken by or on behalf of the Tenant.

(e)

In any event, any builder's lien or other liens and encumbrances filed against the Premises or the Project for work claimed to have been done or materials claimed to have been furnished to the Tenant, shall not be discharged by the Tenant within 10 days, thereafter and at the Tenant's expense, the Tenant shall provide alternate security acceptable to the Landlord for all monies necessary to obtain a discharge of the lien.  Should any action, suit or proceeding be brought with respect to any such lien or encumbrance, the Tenant shall pay to the Landlord upon demand all cost or expenses incurred by the Landlord with respect to such action, and pay any damages and satisfy and discharge any judgment entered against the Landlord.

(f)

If the Tenant permits any such lien registration or fails to cause any such registration to be discharged, in addition to any other rights of the Landlord, the Landlord may, after 5 days’ notice to the Tenant, but shall not be obliged to, discharge or vacate the same by paying the amount claimed to be due together with any other amounts into Court, and the amounts so paid and all costs incurred by the Landlord, including legal fees and disbursements, shall be deemed to be Rent and shall be paid by the Tenant to the Landlord immediately upon demand together with reasonable compensation to the Landlord for administration in respect thereof.

7.5

OWNERSHIP OF LEASEHOLD IMPROVEMENTS

All Leasehold Improvements installed in the Premises shall immediately after the installation thereof become the absolute property of the Landlord without compensation therefor.  The Landlord shall not be responsible for the maintenance, repair, replacement or insurance thereof, all of which shall be the Tenant's responsibility during the Term.

7.6

ASSIGNING OR SUBLETTING

(a)

The Tenant will not make an Assignment unless it has delivered an Assignment Notice to the Landlord, which shall be accompanied by a true copy of the agreement to assign or sublet. The Landlord may, within 10 days after receipt of an Assignment Notice, deliver a Landlord’s Request. The Landlord shall have the right to terminate this Lease in respect of the area to be sublet or if the Tenant wishes to assign the Lease to terminate the entire Lease.

(b)

The Landlord's termination rights set out in paragraph 7.6(a) shall be exercised by giving written notice to the Tenant within 21 days of the later of receipt by the Landlord of the Assignment Notice or compliance by the Tenant with a Landlord’s Request, and the termination date shall be such date as is stipulated in the Landlord's notice which shall in no event be less than 60 days nor more than 90 days following the giving of such notice by the Landlord.  If this Lease is terminated by the Landlord with respect to a part of the Premises, the Rent payable under this Lease shall be abated proportionately. If the Landlord does not exercise any of its rights under paragraph 7.6(a), then, subject to the consent of the Landlord being first obtained, which consent shall not be unreasonably withheld, the Tenant shall be free to effect an Assignment on the terms and conditions contained in the Assignment Notice. The Landlord's refusal to consent to an Assignment shall not be deemed to be unreasonable and shall be deemed to be a justifiable refusal if:

(i)

the Assignment Notice provides for a rental which is less than the rental payable under this Lease in respect of the portion of the Premises to be sublet;

(ii)

the Assignment is to be made to any tenant of the Building.

All of the foregoing rights of the Landlord shall be alternative to, but not in substitution for any rights which the Landlord may have to either consent or withhold its consent to an Assignment.

(c)

If the Tenant, with the consent of the Landlord:

(i)

sublets a portion of the Premises for a rental which is more than the rental payable under this Lease in respect of the portion so sublet, 50% of the excess, when received by the Tenant, shall be paid by the Tenant to the Landlord as Additional Rent under this Lease;

(ii)

assigns this Lease and the Basic Rent then payable under this Lease is less than the Landlord's then current rental rates in the Building, this Lease shall be deemed amended to provide for Basic Rent to be increased by 50% of the difference between the Basic Rent under this Lease and the current rental rates.

(d)

The Assignment Notice shall be accompanied by payment to the Landlord of the Landlord’s fee for such requests. The Landlord shall further be entitled to charge all costs of completing or executing any documentation to implement any Assignment and all other agreements contemplated hereby, (all of which, if requested by the Landlord, shall be prepared by the Landlord or its solicitor) which costs shall be paid by the Tenant immediately after demand, whether or not the Landlord grants its consent to any proposed Assignment. The Tenant and proposed Assignee or sub-tenant must execute the Landlord's form of assignment before the proposed Assignment is effective.

(e)

If consent to an Assignment is obtained or dispensed with by the order of a court of competent jurisdiction, or if an Assignment occurs as a result of operation of laws without requiring the Landlord's consent, the Landlord shall have the option, which is agreed to by the Tenant, to increase the Basic Rent payable in respect of the premises which are the subject of such Assignment for the balance of the Term to the Landlord's then current relevant prevailing rental, as of the effective date of the Assignment, for premises in the same or similar location as such premises.

(f)

If an Assignment is made or occurs whether with the consent of the Landlord or as contemplated by paragraph 7.6(e), the Landlord shall have the right to require the Assignee to enter into an agreement with the Landlord in writing and under seal to be bound by all of the Tenant's obligations under this Lease amended as herein provided.

(i)

No consent of the Landlord to an Assignment shall be effective unless in writing and no consent shall be deemed or presumed by any act or omission of the Landlord or by the Landlord's failure to respond to any Assignment Notice or by the Landlord's accepting any payment of any amount payable hereunder from any party other than the Tenant. Without limiting the generality of the foregoing, the Landlord may collect Rent and any other amounts from any Assignee and apply the net amount collected to any Rent and the collection or acceptance of any Rent shall not be deemed to be a waiver of the Landlord's rights under this subparagraph 7.6(f)(i) nor an acceptance of or consent to any such Assignment or a release of any of the Tenant's obligations under this Lease.  No Assignment and no consent by the Landlord to any Assignment shall constitute a waiver of the necessity to obtain the Landlord’s consent and shall not constitute a waiver of the necessity to obtain the Landlord's consent to a subsequent or other Assignment.

(ii)

In the event of any Assignment or any consent by the Landlord to any Assignment, the Tenant shall not thereby be released from any of its obligations hereunder but shall remain bound by all such obligations pursuant to this Lease for the balance of the Term.

(iii)

Every Assignee shall be obliged to comply with all of the obligations of the Tenant under this Lease.  The Tenant shall enforce all of such obligations against each Assignee. Any default of the Assignee shall also constitute a default of the Tenant hereunder.

(iv)

The Tenant agrees that if this Lease is ever disclaimed or terminated by a trustee in bankruptcy of an Assignee or, if the Landlord terminates this Lease as a result of the bankruptcy, insolvency or any act or default of any Assignee, the Tenant shall, upon the Landlord's request, enter into a new lease of the Premises on the identical terms hereof subject to such amendments hereto which had been agreed upon prior to such disclaimer or termination, with the exception that the length of the Term shall commence on the date upon which the Landlord exercises its right to require the Tenant to enter into such new lease and shall expire on the date upon which the Term would have expired but for such disclaimer or termination by such trustee in bankruptcy or such termination by the Landlord and with the further exception that the Tenant will accept the Premises on an "as is" condition, as of such date upon which the Landlord exercises its right to require the Tenant to enter into such new lease.

(g)

The Tenant shall not advertise this Lease or all or any part of the Premises or the business or fixtures or contents therein for sale without the Landlord's prior written consent, which consent the Landlord shall not unreasonably withhold.

(h)

If the Tenant or any occupant of the Premises at any time is a corporation, it is acknowledged and agreed that an amalgamation or merger of the Tenant, or the transfer of the majority of the issued shares in the capital stock or any transfer, issuance or division of any shares of the corporation sufficient to transfer control to others other than the present shareholders of the corporation shall be deemed for all purposes of this Subsection 7.6 to be an Assignment and, accordingly, a breach of paragraph 7.6(a) unless the prior written consent of the Landlord is first obtained, and it is agreed that the parties hereto shall have all of the same rights and obligations in respect thereof as are applicable to an Assignment which is by way of any assignment. The provisions of this paragraph 7.6(h) shall not apply to the Tenant if and as long as the Tenant is in occupancy of the Premises and is a corporation whose shares are listed and traded on any recognized public stock exchange in Canada or the United States.

(i)

The Tenant shall not be entitled to make or effect any assigning, subletting, mortgaging, charging or otherwise transferring of the Premises, or any part thereof, of this Lease, for the purpose of securing any loan or the repayment thereof by the Tenant, without the consent of the Landlord having been first obtained, which consent may be arbitrarily refused.

7.7

INSOLVENCY, ETC.

In case the Tenant shall become insolvent or bankrupt or make an Assignment for the benefit of its creditors, or shall take the benefit of any act that may be in force for bankrupt or insolvent debtors, or if a writ of execution shall issue against the goods and chattels of the Tenant, this Lease shall at the option of the Landlord cease and be void and the Term hereby created expire and be at an end, anything hereinbefore to the contrary notwithstanding, and the then current month's Rent and an additional three months' Rent shall thereupon become immediately due and payable, and the Landlord may re-enter and take possession of the Premises by force or otherwise as it may see fit as though the Tenant or its servants, or other occupant or occupants of the Premises, was or were holding over after the expiration of the Term, without any right whatever, and the Term shall be forfeited and void, and the Landlord may thereupon re-let the Premises, but the Tenant shall remain liable to the Landlord for any and all loss occasioned by reason of such re-letting.

7.8

TAXES

The Tenant will pay all business taxes, and other taxes, parliamentary or otherwise assessed, rated, or imposed upon the Tenant or the Landlord, except for the Landlord's income taxes, in respect of the Tenant's occupancy of the Premises, or any taxes assessed against the Project which result from any alterations, fixtures, renovations, improvements or installations made or installed by the Tenant, or on its behalf, and will well and truly pay or cause to be paid all taxes, rates, levies, duties, charges, assessments and impositions whatever whether parliamentary, local or otherwise, which during the Term of this Lease shall at any time be rated, taxed or imposed upon the property, business or income of the Tenant.

7.9

CITY BY-LAWS

The Tenant will comply with all laws and by-laws of the City, and requirements of all governmental officials, authorities or agencies, in respect of its use and occupation of the Premises, including without limiting the generality of the foregoing the Tenant will promptly and at its sole cost and expense comply with all environmental requirements, rules and regulations applicable to the Premises and or the Project.

7.10

ENVIRONMENTAL INDEMNITY AND WARRANTY

The Tenant covenants and agrees that the Tenant will not cause or permit any Hazardous Material (as hereinafter defined) to be placed, held, located or disposed of on, under or at the Premises or the Project and that its business and assets will be operated in compliance with applicable laws intended to protect the environment (including, without limitation laws respecting the discharge, emission, spill or disposal of any Hazardous Materials) and covenants to cause any person permitted by the Tenant to use or occupy the Premises or any part thereof to continue to so operate.

The Tenant hereby indemnifies the Landlord and its officers, directors, employees, agents and its shareholders and agrees to hold each of them harmless from and against any and all losses, liabilities, damages, costs, expenses and claims of any and every kind whatsoever which at any time or from time to time may be paid, incurred or asserted against any of them for, with respect to, or as a direct result of, the presence on or under, or the discharge, emission, spill or disposal from the Premises or the Project or into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Material where it has been proven that the source of the Hazardous Material is the Premises (including, with limitation: (i) the costs of defending and/or counter-claiming or claiming over against third parties in respect of any action or matter; and (ii) any cost, liability or damage arising out of a settlement of any action entered into by the Landlord with the consent of the Tenant (which consent shall not be unreasonably withheld); and the provisions of and undertakings and indemnification set out in this section shall survive the expiry of this Lease. The indemnity contained herein in favour of the Landlord shall enure to the benefit of the Landlord's successors and assigns.  For the purposes of this section "Hazardous Material" means any contaminant or pollutant or any substance that when released into the natural environment is likely to cause at some immediate or future time, material harm or degradation to the natural environment or material risk to human health and without restricting the generality of the foregoing, hazardous waste or dangerous goods as defined by applicable federal, provincial or municipal laws for the protection of the natural environment or human health.

7.11

INDEMNIFICATION OF LANDLORD

The Tenant shall indemnify the Landlord and all of its servants, agents, employees, contractors and persons for whom the Landlord is in law responsible and all other tenants and occupants of the Project and shall hold them and each of them harmless from and against any and all liabilities, claims, damages, losses and expenses, including all legal fees and disbursements, due to, arising from or to the extent contributed to by:

(a)

any breach by the Tenant of any of the provisions of this Lease;

(b)

any act or omission of any person on the Premises or any use or occupancy of or any articles in the Premises;

(c)

any act or omission of the Tenant or any of its agents, employees, invitees, licensees, sub-tenants, concessionaires, contractors or persons for whom the Tenant is in law responsible on the Premises or elsewhere on or about the Project;

(d)

any injury, death or damage to persons or property of the Tenant or its servants, agents, employees, customers, contractors or any other persons on the Project by or with the invitation, license or consent of the Tenant; and

(e)

any damage, destruction or need of repair to any part of the Project caused by any act or omission of the Tenant or its agents, employees, customers, contractors, or persons for whom the Tenant is in law responsible, notwithstanding any other provisions of this Lease including the Landlord's repair obligations under Subsection 6.1 above.

7.12

LAST SIX MONTHS OF TENANCY

During the last six months of the tenancy or the Term hereby created, or the last six months of the renewal term as the case may be, the Landlord shall have the right at reasonable times, to enter and show the Premises to prospective tenants.

7.13

INTEREST ON OVERDUE ACCOUNTS

If the Tenant shall fail to pay any Rent from time to time payable by it to the Landlord hereunder promptly when due, the Landlord shall be entitled to interest thereon at a rate of 3% per annum in excess of the prime rate of interest charged by the HSBC Bank Canada on its commercial loans, at its main branch in Vancouver from time to time from the date upon which same was due until actual receipt of payment thereof.

7.14

RULES AND REGULATIONS

The Rules and Regulations, with such reasonable variation, modifications and additions as shall from time to time be made by the Landlord, of which notice thereof shall have been given to the Tenant in writing, shall be observed and performed by the Tenant and its agents, or employees.

7.15

COSTS

The Tenant shall be responsible for and pay to the Landlord immediately after demand all costs incurred by the Landlord, including, without limitation, reasonable compensation for all time expended by the Landlord's own personnel, legal costs on a solicitor and client basis, and all other costs of any kind whatsoever, arising from or incurred as a result of any default of the Tenant or any enforcement by the Landlord of any of the Tenant's obligations under this Lease or any other agreement or obligation of the Tenant to the Landlord, whether or not related to the Premises.

8.

MUTUAL COVENANTS

8.1

OCCUPANCY AFTER TERM

In the event the Tenant holds beyond the Term hereby granted, the resulting tenancy shall be a month-to-month tenancy only at a monthly rental equivalent to one hundred twenty five percent (125%) of the monthly amount of Basic Rent last herein mentioned, and Additional Rent as provided herein and subject to termination at the election of the Landlord or the Tenant upon one month's notice in writing, and subject also to the terms, conditions and covenants herein set out, except as to the length of tenancy.

8.2

FORFEITURE

(a)  (i)

If and whenever the Rent hereby reserved, or other monies payable by the Tenant, or any part thereof, shall not be paid on the due date and if such default continues for five days after written notice thereof to the Tenant by the Landlord;

(ii)

in case of default, breach or non-performance of any of the covenants or agreements or Rules and Regulations herein contained by the Tenant and if such default continues for 15 days after written notice thereof to the Tenant by the Landlord and the Tenant does not remedy or has not commenced and does not proceed diligently to remedy such default, if such default would take more time than 15 days to remedy, within such 15 day period;

(iii)

in case of the seizure or forfeiture of the Term;

(iv)

if the Tenant shall attempt or threaten to move its goods, chattels or equipment out of the Premises; or

(v)

if a receiver shall be appointed for the business, property, affairs or revenues of the Tenant;

then and in any of such cases, it shall be lawful for the Landlord at any time thereafter to enter into and upon the Premises or any part thereof, and take possession thereof, by force or otherwise, as it may see fit and the same to have again, repossess and enjoy, as of its former estate, anything hereinafter contained to the contrary notwithstanding, and no acceptance of Rent subsequent to any breach or defaults other than non-payment of Rents and no condoning, excluding or overlooking by the Landlord on previous occasions of breaches or defaults similar to that for which re-entry is made shall be taken to operate as a waiver of this condition, nor in any way to defeat or affect the right of the Landlord hereunder. This proviso shall extend and apply to all covenants herein contained, whether positive or negative.

(b)

Default hereunder by the Tenant entitling the Landlord to declare forfeiture of this Lease and, if it so elects, to terminate shall not affect or prejudice the right of the Landlord to sue for all arrears of Rent prior to termination or damages arising from the unexpired portion of the Term.

8.3

DISTRESS

All goods, chattels, fixtures and other personal property which are or may be in the Premises, or which may be found therein, including without limitation all heavy or connected machinery and equipment, shall be subject to the Landlord's rights of distraint for the payment of Rent, and any other amount of monies payable hereunder from time to time and the fulfillment of the other obligations of this Lease. The Landlord may exercise any right of distress on the Premises and for such purpose may lock the Premises, change any locks on the Premises and by any means exclude the Tenant from all or any parts of the Premises and the Landlord shall not thereby be terminating this Lease in the absence of express written notice terminating this Lease. The Tenant consents to being excluded by the Landlord from all or any parts of the Premises for purposes of the Landlord's exercising any right of distress. The Landlord shall not be liable for loss or damage to goods or chattels against which distress is levied no matter how caused except to the extent of direct, and not indirect or consequential, damage caused by the negligence of the Landlord or its employees. The Landlord shall not be liable for any loss or damage caused by its bailiff or any agent through negligence or otherwise. In exercising any right of distress, the Landlord may distrain against all or any goods or chattels, irrespective of whether or of the degree to which the same may be excessive, may hold all distrained goods or chattels without limit in time, and the Tenant waives all rights and remedies in respect thereof.

8.4

DAMAGE AND DESTRUCTION

(a)

Damage to Premises: If the Premises are damaged or destroyed, in whole or in part, by fire or any other casualty or occurrence, this Lease shall nonetheless continue in full force and effect unless terminated as expressly hereinafter in this paragraph 8.4(a) provided, and the following provisions shall apply:

(i)

If such damage or destruction is caused by an occurrence against which and to the extent that the Landlord either is required to insure pursuant to this Lease or against which the Landlord is otherwise insured, then the following provisions shall apply:

(A)

if the damage is such as to render the whole or any part of the Premises unusable for the purpose of the Tenant's use and occupancy thereof, the Landlord shall deliver to the Tenant within 30 days following the occurrence of the damage its reasonable written opinion as to whether or not the damage is capable of being repaired, to the extent of the Landlord's repair obligations under this Lease, within 180 days following such occurrence; and

(B)

if in the Landlord's opinion the Premises are capable of being repaired as aforesaid within 180 days following such occurrence, the Landlord shall diligently proceed to perform such repairs as are its responsibility under this Lease; and

(C)

if it is the Landlord's opinion that the Premises are not capable of being repaired as aforesaid within 180 days following such occurrence, the Landlord may, at its option, elect by written notice given to the Tenant within 30 days after such occurrence, to terminate this Lease, whereupon the Tenant shall immediately surrender possession of the Premises, and Rent and all other payments for which the Tenant is liable hereunder shall be apportioned to the effective date of such termination. If the Landlord does not so elect to terminate this Lease, it shall diligently proceed to repair the Premises to the extent of its obligations under this Lease; and

(D)

if the Premises are, as a result of any such occurrence, rendered unusable in whole or in part for the purpose of the Tenant's use and occupancy thereof, then Basic Rent shall abate, but only to the extent that the Tenant's use and occupancy of the Premises is thereby diminished, which determination shall be conclusively made by the Landlord acting reasonably, until the seventh day following the date of delivery to the Tenant of written notice from the Landlord that the Premises are ready for the Tenant to commence its repairs to the Premises pursuant to its obligations under this Lease; and

(E)

the obligations of the Landlord and the Tenant with respect to the repair and restoration of the Premises following any damage, shall be performed in accordance with the applicable obligations to repair contained in this Lease and shall be performed with all reasonable speed. The Tenant acknowledges that the obligations of the Tenant pursuant hereto to repair the Premises after damage shall be performed without the benefit of the contribution made by the Landlord to the cost of the original construction of Leasehold Improvements therein.

(ii)

If the damage or destruction is caused by an occurrence against which the Landlord is not insured or required to insure or beyond the extent to which the Landlord is required to insure pursuant to this Lease or if such damage or destruction occurs within two years prior to the expiry of the Term if there are no remaining rights in either of the parties hereto to extend or renew the same or if within 15 days after such occurrence any party hereto having the right to renew or extend the Term fails to do so, and if, in the Landlord's reasonable opinion, the Premises are not capable of being repaired within 30 days from the occurrence of such damage or destruction, the Landlord may, at its option, elect by written notice given to the Tenant within 30 days after such occurrence, to terminate this Lease whereupon the Tenant shall immediately surrender possession of the Premises and Rent shall be apportioned to the effective date of such termination; if this Lease is not terminated as aforesaid, there shall be no abatement of Rent unless and to the extent expressly provided in subparagraph 8.4(a)(i) above and the parties shall repair as provided above.

(b)

Partial Destruction of Building: Notwithstanding anything to the contrary contained herein, in the event that 25% or more of the Building is destroyed or substantially damaged by any cause, whether or not there is any damage to the Premises, the Landlord may, at its option, elect by written notice given to the Tenant within 30 days after such occurrence, to terminate this Lease as of a date specified therein, which date shall be not less than 30 days after the giving of such notice, in which event the Tenant shall vacate and surrender possession of the Premises not later than the effective date of termination, and Rent shall be apportioned to the effective date of termination. If the Landlord does not elect to terminate the Lease, the Landlord shall diligently proceed to repair and rebuild the Building to the extent of its obligations under this Lease, provided that the Landlord's obligations pursuant to this paragraph 8.4(b) shall be limited to the extent that any failure to repair or rebuild the Building would adversely affect the Tenant's access to or use of the Premises.

(c)

Restoration of Premises or Building: It is agreed that, in the event that the Landlord repairs or rebuilds the Premises or the Building, to the extent required herein and in accordance with the provisions of paragraphs 8.4(a) and 8.4(b) hereof, it shall not be obliged to do so precisely in accordance with the plans and specifications for the construction of the Premises or the Building prior to such damage, so long as the Premises as repaired or rebuilt to the extent required herein are reasonably similar in form and condition to the Premises as they existed prior to such damage, and so long as the Tenant's use and occupancy of and access to the Premises is not unreasonably diminished by any difference in plans and specifications for the reconstruction of the Premises or the Building after damage.

8.5

REMOVAL OF FIXTURES

Except as may be otherwise expressly agreed by the Landlord in writing, no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Premises, either during or at the expiration or sooner termination of the Term; provided that notwithstanding the foregoing:

(a)

during the Term of this Lease, the Tenant may remove from the Premises furniture, drapery or equipment in the normal course of its business, and where and to the extent that such furniture, drapery or equipment has become excess for the Tenant's purposes, or when the Tenant is substituting therefor furniture, drapery or equipment of an equivalent value. At the end of the Term, the Tenant may remove furniture and equipment and trade fixtures, and may, if the Landlord consents in writing, remove drapery and drapery hardware;

(b)

the Tenant shall at the end of the Term remove Leasehold Improvements from the Premises as the Landlord shall require to be removed and, if any alterations shall have been made, restore the Premises to the condition it was in prior to the alterations unless the Landlord prefers that the alterations remain. If the Landlord prefers that the alterations remain it shall be without any compensation being allowed to the Tenant for same. Any removal or restoration work to be done by the Tenant shall be completed prior to the expiry of the Term. This Subsection 8.5 shall survive the expiry or earlier termination of this Lease;

(c)

in the case of any removal either during or at the end of the Term, the Tenant shall at its expense, make good any damage caused to the Premises or the Project by the installation or removal;

(d)

in the event that, for whatever reason, the Tenant has not completed restoration work either prior to the expiry of the Term or immediately after the termination of the Term, the Tenant shall pay to the Landlord, the Landlord' s reasonable estimate of the cost to complete such restoration as a Special Service.

8.6

INSURANCE

(a)

The Landlord shall take out and keep in full force and effect throughout the Term, upon such terms and conditions and in such amounts as would be maintained by a prudent owner of property similar to the Project, the following insurance:

(i)

public liability and property damage insurance with respect to the Landlord's operations in the Project; and

(ii)

fire and standard extended perils or "all risk" coverage and boiler and machinery insurance on all real and personal property owned by the Landlord or for which it is legally responsible comprising or located upon the Project; and

(iii)

such other forms of insurance as the Landlord may from time to time consider advisable.

The Tenant acknowledges and agrees that, notwithstanding that the Tenant shall be contributing to the cost of the Landlord's insurance on the Project, the Tenant shall not have any insurable interest in, or any right to recover any proceeds under, any of the Landlord's policies.

(b)

The Tenant shall neither do, permit or omit to be done, nor keep or sell, anything in or about the Premises or the Project which might result in any increase in the premiums for the Landlord's insurance coverage on the Project or which might result in the actual or threatened reduction or cancellation of or material adverse change in such coverage.

If the premiums for the Landlord's insurance are increased as a result of the Tenant's use or occupancy of the Premises or any article kept by the Tenant on the Premises or any act or omission of the Tenant or any person for whom the Tenant is in law responsible in the Project or any part thereof, the Tenant shall pay such increase in premiums forthwith upon demand. In determining the Tenant's responsibility as aforesaid for any increased premiums, a statement issued by the organization or company establishing the insurance rate(s) on the Project shall be conclusive evidence of the various components of such rate(s).

If any insurance coverage on the Project or any part thereof is actually, or threatened to be, either cancelled, reduced or materially adversely changed by the insurer by reason of the use or occupancy of the Premises or any part thereof, and if the Tenant fails to remedy the condition or use or occupancy giving rise to such actual or threatened cancellation, reduction or change within 24 hours after notice thereof by the Landlord, the Landlord may at its option either:

(i)

re-enter and take possession of the Premises forthwith by leaving upon the Premises a notice in writing of its intention so to do and thereupon the provisions of this Lease respecting the Landlord's remedies shall apply; or

(ii)

enter upon the Premises and remedy the condition, use or occupancy giving rise to such actual or threatened cancellation, reduction or change, and the Tenant shall pay for the remedy as a Special Service to the Landlord on demand.

The Tenant agrees that no such entry by the Landlord shall be deemed a re-entry or a breach of any covenant of quiet enjoyment contained in this Lease.

The Tenant agrees that the Landlord shall not be liable for any damage to any property located on the Premises as a result of any entry or re-entry by the Landlord pursuant to this paragraph 8.6(b).

(c)

The Tenant shall, at its sole cost and expense, take out and keep in full force and effect and pay all premiums for, throughout the Term and during such other time as the Tenant occupies the Premises or any part thereof, the following insurance:

(i)

commercial general liability insurance including but not limited to property damage, bodily injury liability, contractual liability, non-owned automobile liability and owners' and contractors' protective insurance coverage with respect to the Premises and the Tenant's use of the Project, coverage to include the activities conducted by the Tenant and any other person on the Premises, and those for whom the Tenant is in law responsible and any other person performing work on behalf of the Tenant in any other part of the Project. Such policies shall have inclusive limits of at least $2,000,000 for each occurrence involving bodily injury, death or property damage, or such higher limits as the Landlord may from time to time reasonably require;

(ii)

insurance upon property of every kind and description owned by the Tenant, or for which the Tenant is legally liable, or installed by or on behalf of the Tenant in the Project, including without limitation, stock-in-trade furniture, fixtures, interior plate glass and Leasehold Improvements, in an amount of not less than the full replacement cost thereof, which amount shall be conclusively determined by the Landlord in the event of any dispute with respect thereto. Such coverage shall insure against fire and such other perils as are from time to time included in the standard "all risks" coverage including, without limitation, sprinkler leakages, earthquake, flood and collapse;

(iii)

if appropriate, broad form comprehensive boiler and machinery insurance on a blanket repair and replacement basis with limits for each accident in an amount no less than the full replacement costs of all Leasehold Improvements and of all boilers, pressure-vessels, air-conditioning equipment and miscellaneous electrical apparatus owned or operated by the Tenant or by others, other than the Landlord, on behalf of the Tenant in or serving the Premises;

(iv)

business interruption insurance in such amounts as from time to time necessary to reimburse the Tenant for direct or indirect loss of earnings attributable to any of the perils required to be insured against by the Tenant pursuant hereto or any other perils commonly insured against by prudent tenants in similar circumstances or attributable to prevention of access to Premises or the Project as a result of such perils;

(v)

tenant's legal liability insurance for the whole replacement cost of the Premises, including loss of use thereof;

(vi)

plate glass insurance on all internal and external glass;

(vii)

leasehold interest insurance to fully protect the Tenant for loss of its interest in this Lease and the Leasehold Improvements in the event of termination of this Lease pursuant to Section 8.4 hereof, whether or not there is any damage or destruction to the Premises; and

(viii)

any other form of insurance, in such amounts and against such risks, as the Landlord shall reasonably require, which insurance shall contain, as appropriate:

(A)

the standard mortgage clause as may be required by any mortgagee of the Landlord;

(B)

a waiver of any subrogation rights which the Tenant's insurers would have against the Landlord or any person for whom the Landlord is in law responsible;

(C)

a severability of interests clause and a cross-liability clause;

(D)

a provision stating that the Tenant's insurance policy shall be primary and shall not call into contribution any other insurance available to the Landlord.

All policies shall be taken out with such insurers and be in such form as are satisfactory from time to time to the Landlord. The Tenant shall deliver to the Landlord either certificates of insurance in the form designated by the Landlord or certified copies of the Tenant's insurance policies as soon as possible after the placement of such insurance, and shall from time to time furnish to the Landlord certificates or other evidences acceptable to the Landlord as to the Tenant's insurance in effect and its renewal or continuation in force, together with such evidence as may be required by the Landlord as to the method of determination of the full replacement cost of the Tenant's stock-in-trade, furniture, fixtures, interior plate glass and Leasehold Improvements.

All policies shall contain an undertaking by the insurers that no material change, cancellation or termination of any policy will be made unless the Landlord has received not less than 30 days' prior written notice thereof, delivered in accordance with the provisions of this Lease.

(d)

The Tenant shall ensure that the Landlord shall at all times be in possession of either certificates of insurance in the form designated or approved by the Landlord or certified copies of the Tenant's insurance policies which are current and in force in good standing.

(e)

If the Tenant at any time fails to take out, keep in force or pay the premiums on any such insurance as required herein, or if the Tenant fails from time to time to deliver to the Landlord satisfactory proof of the good standing of any such insurance or the payment of premiums thereon as required herein, then in any such event the Landlord shall, without prejudice to any of its other rights and remedies under this Lease, have the right but not the obligation to effect such insurance on behalf of the Tenant, and the cost thereof together with all reasonable expenses incurred by the Landlord shall be paid by the Tenant to the Landlord upon demand.

8.7

LANDLORD'S NON-LIABILITY

The Tenant agrees that the Landlord shall not be liable or responsible in any way for any injury or death to any person or for any loss or damage to any property at any time in, on or about the Premises or any property owned by or being the responsibility of the Tenant or any of its servants, agents, customers, contractors or persons for whom the Tenant is in law responsible elsewhere in, on or about the Project, no matter how the same shall be caused unless such death, injury, loss or damage is caused by the negligence of the Landlord, its servants, agents, employees, contractors or persons for whom the Landlord is in law responsible. Without limiting the generality of the foregoing, the Landlord shall not be liable or responsible for any injury, death, loss or damage to any persons or property caused or contributed to by any of the following: fire, explosion, steam, water, rain, snow, electricity, gas, or falling plaster; or by dampness or leaks from any pipes, appliances, plumbing works, roof, exterior walls or any other source whatsoever; and the Landlord shall not be liable or responsible in any way for any injury, death, loss or damage to any person or property caused by any other tenants or occupants of the Project or by any occupants of any adjoining property or by the public or by the construction of any public, quasi-public, or private work or utilities. All property kept or stored in or about the Premises or kept or stored by the Tenant or any of its servants, agents, customers, contractors or persons for whom the Tenant is in law responsible elsewhere in the Project shall be at the sole risk of the Tenant and the Tenant shall indemnify the Landlord and save it harmless in respect of the same. Without in any way limiting or affecting the generality or interpretation of the foregoing provisions of this Subsection 8.7, it is agreed that the Landlord shall in no event be liable for any indirect or consequential damages suffered by the Tenant. Irrespective of whether the Landlord installs or requires the Tenant to install any particular type of demising wall or partition, and even if the same is for any reason accessible to easy unauthorized entry, the Landlord shall not be liable for any losses or damages sustained thereby on or in respect of the Premises or any persons or property thereon, and the Tenant shall be responsible for its own security and alarm systems, subject to the Landlord's consent, but the giving or withholding of consent shall not impose any liability whatever on the Landlord, and shall indemnify the Landlord for any such losses or damages.

8.8

ACCIDENTAL STOPPAGE OF SERVICES

The Landlord shall not be responsible for any damage which may be caused if, nor shall the Tenant be entitled to claim diminution or abatement of Rent should accidentally or temporarily, the water, heating, air-conditioning or supply of electric or other utility be stopped or cease working.

8.9

INABILITY OF LANDLORD OR TENANT TO PERFORM COVENANTS

Whenever and to the extent that the Landlord or the Tenant shall be unable to fulfill or shall be delayed or restricted in the fulfillment of any of their respective obligations hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfill such obligation or by reason of any statute, law or order-in-council, or any regulation or order passed or made pursuant thereto or by reason of the order of direction of any administration, controller or board, or any governmental department or officer of other authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord or the Tenant, as the case may be, shall be relieved from the fulfillment of such obligation during the period of such delay or restriction and the other of them shall not be entitled to compensation for any inconvenience, nuisance or discomfort. If the Landlord or the Tenant, as the case may be, can provide the required material without infringing on any of the governmental regulations in force, the other of them shall avail itself of such material in order to do any work or make any repairs as hereinbefore provided.

8.10

INSTALLATION, REPAIR OR RECONSTRUCTION OF SERVICES OR COMMON AREAS

The Landlord and any person authorized by the Landlord shall have the right but without unduly interfering with the Tenant's business:

(a)

to install, maintain and / or repair pipes, wires, ducts or other installations in, under or through the Premises for or in connection with the supply of any services to the Premises or the Project or any part thereof. Such services shall include, without limitation, telephone or intercommunication systems; and

(b)

to relocate or alter Common Areas and Project Common Areas from time to time as the Landlord may desire, including the reduction, increase or change of the size, location and contours thereof provided always that access to and from the Premises to the elevator lobbies, at least one washroom for men, at least one washroom for women and fire escapes required by law on the floor on which the Premises are located, are at all times available.

8.11

RELOCATION

The Landlord shall have the right at any time and from time to time, either during the Term, as defined in Subsection 4.1 hereof, or prior to the commencement date thereof, to change the location of the Premises to comparable alternate premises in the Project. Should the Landlord change the location of the Premises prior to the commencement date, it shall reimburse the Tenant for all expenses incurred by the Tenant with respect to expenses already incurred by the Tenant in preparing to move into the original premises to the extent that such expenditure is for something not useable in the alternate premises. Should the Landlord desire to move the Tenant after the commencement date, such move shall be made at the Landlord's reasonable expense.

8.12

UTILITY COSTS TO THE PREMISES AND COSTS OF OPERATION

(a)

During the Term, the Tenant shall pay the Utility Costs consumed within the Tenant's Rentable Area and the Tenant's Proportionate Share of the Cost of Operation.

(b)

Prior to the commencement of the Term and of the commencement of each fiscal period selected by the Landlord thereafter which commences during the Term, the Landlord shall estimate the Costs of Operation and Utility Costs attributable to the Premises, for the ensuing fiscal period or, if applicable, broken portion thereof, as the case may be, and notify the Tenant in writing of the estimates. The amount so estimated shall be payable in equal monthly installments in advance over such fiscal period or, if applicable, broken portion thereof, such monthly installments being payable on the same day and in the same manner as the monthly payments of Basic Rent.  The Landlord may, from time to time, alter the fiscal period selected, in which case, and in the case where only a broken portion of the fiscal period is included within the Term, the appropriate adjustment in monthly payments shall be made. From time to time during the fiscal period, the Landlord may re-estimate any of the foregoing on a reasonable basis for such fiscal period or broken portion thereof, in which event the Landlord shall notify the Tenant in writing of such re-estimate and fix monthly installments for the then remaining balance for such fiscal period or broken portion thereof, such that, after giving credit for the installments paid by the Tenant on the basis of the previous estimate or estimates, the entire Utility Costs to the Tenant's Rentable Area and Proportionate Share of the Cost of Operation will have been paid during such fiscal period or broken portion thereof. As soon as practicable after the expiration of each fiscal period, the Landlord shall make a final determination of the Costs of Operation and of the Proportionate Share thereof for such fiscal period or, if applicable, broken portion thereof and of Utility Costs to the Premises and notify the Tenant, and the Landlord and the Tenant shall make the appropriate re-adjustment and payments. Notices by the Landlord stating the amount of any estimate, re-estimate or determination of Costs of Operation and Utility Costs to the Premises, or the Proportionate Share of the Cost of Operation, or monthly installments payable, need not include particulars of costs.

(c)

If any of the Premises are located on part of a floor that is less than a full floor, the Tenant's fraction of Common Area costs will be estimated, charged, paid, determined and settled in the same manner as the Tenant's Proportionate Share of the Cost of Operation.

8.13

STATEMENT RE LEASE STANDING

The Landlord and the Tenant, at any time and from time to time, upon not less than ten days' prior notice to the other, shall execute, acknowledge and deliver to the other, or to whomsoever the other may direct, a statement in writing stating that this Lease is unmodified and in full force and effect, or if there has been modification, that the same is in full force and effect as modified, and the dates to which the Rent has been paid, and stating whether or not, to the best knowledge of the signatory of such certificate, the Landlord or the Tenant, as the case may be, is in default of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default of which the signatory may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser and/or Assignee of the Landlord's or the Tenant's respective interest in this Lease or in the Project.

8.14

POSTPONEMENT, SUBORDINATION AND ASSIGNMENT

The Tenant agrees that it will, at the request of the Landlord from time to time, postpone and subordinate this Lease and all the Tenant's rights hereunder in favour of any mortgage or mortgages covering the Project, or any part thereof, which the Landlord may arrange and make from time to time, and the Tenant agrees that it will execute all postponement agreements and any other documents or assurances which may be required by the Landlord from time to time to give effect to this provision; provided that, in any event, before requiring the Tenant to postpone or subordinate as hereinbefore set out, the Landlord shall make reasonable effort to obtain from any mortgagee an acknowledgment and assurance in writing addressed to the Tenant, whereby such mortgagee acknowledges that, in the event of any such mortgagee realizing upon the security, it will not disturb the Tenant and will permit the Tenant to remain in possession under this Lease and in accordance with the terms thereof, so long as the Tenant is not in default.

8.15

REMEDIES TO SUBSIST

No waiver of any of the Tenant's obligations under this Lease and no waiver of any of the Landlord's rights hereunder in respect of any default by the Tenant hereunder shall be deemed to have occurred or be given as a result of any condoning, excusing, overlooking or delay in acting upon by the Landlord in respect of any default by the Tenant or by any other act or omission of the Landlord. All rights and remedies of the Landlord under this Lease and at law shall be cumulative and not alternative, and the exercise by the Landlord of any of its rights pursuant to this Lease or at law shall at all times be without prejudice to any other rights of the Landlord, whether or not they are expressly reserved.

8.16

CONTROL OF PROJECT

(a)

The Project is at all times subject to the exclusive control and management of the Landlord. Without limiting the generality of the foregoing, the Landlord shall have the right to police and supervise any or all portions of the Project; obstruct, lock up or close off all or any part of the Project for purposes of performing any maintenance, repairs or replacements or for security purposes or to prevent the accrual of any rights to any person or the public or any dedication thereof; grant, modify and terminate any easements or other agreements respecting any use or occupancy, maintenance of or supply of any services to any part of the Project; and use or permit to be used any part of the Project Common Areas for promotional activities, merchandising, display, entertainment or special features.

(b)

The Tenant agrees that it has no interest in any lands or air rights above the lands now or in the future excluded from the Project as aforesaid and the Tenant agrees to execute and deliver immediately after the request of the Landlord all documents reasonably requested by the Landlord to confirm the Tenant has no interest in any lands now or in the future excluded from the Project; in default of the Tenant executing or delivering any such documents within 10 days after request of the Landlord; in default of the Tenant executing or delivering any such documents within ten (10) days after request of the Landlord, the Tenant irrevocably constitutes the Landlord its agent and attorney for the purpose of executing any agreement, certificate, attornment or subordination required by this Lease and for registering postponements in favour of any mortgagee.

8.17

LANDLORD'S RIGHT TO ENTER PREMISES

The Landlord, without limiting any other rights the Landlord may have pursuant hereto or at law, shall have the right, but not the obligation, to enter the Premises at any time and for any of the following purposes: as set out in Subsection 7.2; to protect the Premises or any part of the Project in respect of any construction or other work being performed in premises adjoining or in the vicinity of the Premises or the Project; for any purposes as determined by the Landlord in cases of emergency; to read any utility or other similar meters located in the Premises; and at any time during the Term, to show the Premises to prospective purchasers, mortgagees or lenders.

8.18

SPECIAL SERVICES

(a)

The Landlord shall be the exclusive supplier, at the Tenant's expense, of any Special Services unless the Landlord otherwise advises the Tenant. If the Landlord advises that it shall not be the supplier of any aspect of Special Services, only persons approved by the Landlord acting reasonably may supply such aspect of Special Services to the Tenant but subject to reasonable rules and regulations established by the Landlord.

(b)

Unless otherwise expressly agreed between the Landlord and the Tenant to the contrary in respect of any specific matter from time to time, all work performed and materials supplied by the Landlord for the Tenant described as Special Services or otherwise shall be paid for by the Tenant to the Landlord immediately after demand at the Landlord's cost for the same plus 15% for inspection, supervision, overhead and profit or such other reasonable amounts as may be charged by the Landlord for overhead and profit from time to time.

8.19

INDEMNITY TO LANDLORD

The Tenant shall indemnify and save harmless the Landlord from any and all liabilities, damages, costs, claims, suits or actions growing out of:

(a)

any breach, violation, or non-performance of any covenant, condition or agreement in this Lease set forth and contained on the part of the Tenant to be fulfilled, kept, observed and performed;

(b)

any damage to property while said property shall be in or about the Building and/or on the Lands; and

(c)

any injury to any licensee, invitee, agent or employee of the Tenant, including death resulting at any time therefrom, occurring in or about the Building and/or the Lands;

and this indemnity shall survive the expiry or sooner termination of this Lease.

8.20

NOTICES

Any notice required or contemplated by any provision of this Lease which the Landlord or the Tenant may desire to give to the other or which the Landlord may wish to give to the Indemnitor shall be in writing and shall be sufficiently given to the Tenant or the Indemnitor by personal delivery or by registered mail, postage prepaid, and mailed in one of Canada Post Corporation's Post Offices and addressed to the Tenant at the Premises, and to the Indemnitor at the address specified in Part VI of Schedule "A" and to the Landlord, by registered mail, postage prepaid, and mailed in said Post Office and addressed to the Landlord at the address specified in Part VI of Schedule "A", and such notice shall be effective as of the date of such personal delivery or three days after posting as the case may be. In the case of postal disruption, all notices pursuant to this Subsection 8.20 are to be delivered, with delivery to the Landlord at the address specified in Part VI of Schedule "A".

8.21

REGISTRATION

The Landlord shall not be required to provide this Lease in a form acceptable for registration in the Land Title Office.

The Tenant shall not register this Lease or any short form or notice hereof except in the Landlord's form prepared by the Landlord on the Tenant's request or in such form as has been approved by the Landlord in writing. The cost of preparation, approval, execution and registration of any notice or short form of this Lease or other document to be registered by the Tenant including the cost of plans required by the Land Title Office for registration shall be borne by the Tenant and shall be paid by the Tenant forthwith upon demand. If the Tenant registers or causes or permits there to be registered against the title to the Project any short form or notice of this Lease or other document, the Tenant shall forthwith provide to the Landlord details of such registration and a duplicate registered copy of the registered document.

8.22

GENDER

The words "Landlord" and "Tenant" and the personal pronouns "it" and "its" relating thereto and used therewith shall be read and construed as "Landlord" or "Landlords", "Tenant" or Tenants" respectively, as the number and gender of the party or parties in each case require and the number of the verb agreeing therewith shall be construed as agreeing with the said word or pronoun so substituted and all covenants shall be deemed to be joint and several.

8.23

CAPTIONS

The captions and headings in this Lease form no part of the Lease and shall be deemed to have been inserted for convenience of reference only.

~~8.24~~

~~PARKING~~

~~The Landlord shall provide the Tenant with the number of unreserved parking spaces as specified in Part ______ of Schedule "A" at the parking rates prevailing from time to time in the Building.~~

~~Subject to the availability of any additional parking permits in the Building, upon request by the Tenant for any additional parking, the Landlord and the Tenant may make arrangements whereby the Landlord shall provide the Tenant with additional parking on a temporary, 30-day recall basis at the parking rates prevailing from time to time in the Building.~~

8.25

FORCE MAJEURE

Save and except for the obligations of the Tenant to pay Rent and all other monies payable by the Tenant hereunder, if either party shall fail to meet its obligations hereunder within the time frame prescribed and such failure shall be caused or materially contributed to by force majeure (and for the purposes of this Lease force majeure shall mean any act of God, strikes, lockouts, or other industrial disturbances, acts of the Queen's enemies, sabotage, war, blockades, insurrections, riots, epidemics, lightning, earth quakes, floods, storms, fires, washouts, nuclear and radiation activity or fallout, arrests and restraint of rules and people, civil disturbances, explosions, breakage of or accident to machinery or stoppage thereof for necessary maintenance or repairs, inability to obtain labour, materials, or equipment, any legislative, administrative or judicial action which has been resisted in good faith by all reasonable legal means, any act, omission or event whether of the kind herein enumerated or otherwise not within the control of such party, and which by the exercise of due diligence such party could not have prevented, but lack of funds on the part of such party shall be deemed not to be a force majeure), such failure shall be deemed not to be a breach of the obligations of such party hereunder but such party shall use reasonable diligence to put itself in a position to carry out its obligations hereunder.

9.

OPTION TO RENEW

Provided that the Tenant has punctually paid all Rents and has not been in default of any of the covenants or agreements in this Lease during the Term hereof, it shall have the option to renew this Lease for an additional three (3) year term on the same terms and conditions as herein contained save and except for any further privilege to renew and save and except that the rent for the three (3) year renewal period shall be the current market rental rates for renewal rents for similar premises subject to agreement; provided however, that in no event shall Rent be less than the rental paid per annum for the last year of the term just ending. Should agreement not be reached within six (6) months of the expiry of the then existing term, the rental is to be determined by arbitration pursuant to the provisions of the Arbitration Act of British Columbia. The total costs of arbitration shall be paid by the Landlord and the Tenant in proportion to the differences between the last offers by each party and the rental determined by the arbitrators.  To exercise this right, the Tenant shall give written notice to the Landlord no earlier than nine (9) months and no later than six (6) months prior to the date of expiry of the Term, otherwise this option to renew shall be deemed waived.

10.

SUCCESSORS AND ASSIGNS

This indenture shall enure to the benefit of and be binding upon the parties hereto, their respective executors, administrators, successors and assigns.

~~11.~~

~~INDEMNITOR~~

~~The Indemnitor, by a separate and distinct agreement and in consideration of the Landlord entering into this Lease with the Tenant, the sum of $10.00 and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), covenants and agrees with the Landlord as follows:~~

~~(a)~~

~~This indemnity is absolute and unconditional.~~

~~(b)~~

~~The Tenant will duly keep, observe, and perform all of its covenants under the Lease.~~

~~(c)~~

~~If any default is made by the Tenant under the Lease the Indemnitor shall on the demand of the Landlord forthwith remedy such default.~~

~~(d)~~

~~The Landlord shall not be bound or required to proceed against the Tenant or any other person or to have recourse to or exhaust any security from time to time held by it for the performance of such covenants or agreements or to pursue any other remedy whatsoever which may be available to it, before proceeding against the Indemnitor.~~

~~(e)~~

~~The Indemnitor shall indemnify and save harmless the Landlord with respect to all losses, costs, expenses, claims, liabilities and damages that may be suffered or incurred by the Landlord by reason of or relating directly to or indirectly to, any default of the Tenant under the Lease.~~

~~(f)~~

~~The Indemnitor is jointly and severally bound with the Tenant to the Landlord to keep, observe and perform all of the obligations of the Tenant under this Lease and the Indemnitor expressly waives any benefits of division and discussion which it may have.~~

~~(g)~~

~~The obligations of the Indemnitor under this indemnity shall not be released, discharged, reduced or otherwise affected by:~~

~~(i)~~

~~modifications, releases or discharges granted to the Tenant in respect of its obligations to keep, observe and perform its covenants and agreements hereunder;~~

~~(ii)~~

~~any neglect, delay or forbearance of the Landlord in demanding, requiring or enforcing the keeping, observance or performance by the Tenant of any of its covenants or agreements under the Lease or by the Indemnitor of any of its obligations under this Section;~~

~~(iii)~~

~~granting any extensions of time, waivers or indulgences;~~

~~(iv)~~

~~any assignment or subleasing by the Tenant or any trustee in bankruptcy, receiver, receiver-manger or other successor or any consent of the Landlord to any assignment or subleasing;~~

~~(v)~~

~~bankruptcy, insolvency or dissolution of the Tenant;~~

~~(vi)~~

~~any other event or occurrence which would have the effect at law of terminating or rendering unenforceable any covenants or agreements of the Tenant;~~

~~(vii)~~

~~any agreements or other dealings between the Landlord and the Tenant having the effect of amending or altering the Lease or the obligations of the Tenant hereunder;~~

~~(viii)~~

~~any want of notice by the Landlord to the Indemnitor of any default of the Tenant;~~

~~(ix)~~

~~any re-entry into the Premises or termination of the Lease; or~~

~~(x)~~

~~any other matter, thing, act or omission of the Landlord whatsoever;~~

~~(h)~~

~~The obligations of the Indemnitor under this indemnity shall extend to the terms of the Lease and to any overholding by the Tenant thereafter and to any renewal or extension of the Term.~~

~~(i)~~

~~The Indemnitor will submit to the jurisdiction of the Province of British Columbia in any action or proceeding brought by the Landlord to enforce its rights under this indemnity.~~

~~(j)~~

~~No proceeding under this indemnity and no recovery made as a result thereof will be a bar or defense to any further proceedings under this indemnity.~~

~~(k)~~

~~The Indemnitor waives any right to receive notice of default of the Tenant.~~

~~(1)~~

~~The Indemnitor is bound by all the terms and provisions of the Lease.~~

~~(a)~~

~~Where the Indemnitor is comprised of more than one person, all covenants agreements and obligations of the Indemnitor shall be joint and several covenants, agreements and obligations of each person comprising the Indemnitor.~~

IN WITNESS WHEREOF the parties hereto have executed these presents as of the date first above written.

CANDENTE RESOURCE CORP.

Authorized Signatory

Authorized Signatory

C.T. MANAGEMENT CORPORATION
(AS TRUSTEE FOR 905 WEST PENDER PROPERTIES LTD.)

Authorized Signatory

Authorized Signatory

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SCHEDULE "A"

”815 WEST HASTINGS STREET905 WEST PENDER STREET, VANCOUVER, BC

PART I

Legal Description:

Plan 210 Lot 11&12 Block 20 District Lot 541 Land District 36

PID 015-508-846,   Extra PID 015-508-889

PART II

Basic Rent:

(a)

Subject to adjustment for measurement of the Premises upon completion, during the period of July 1, 2002 through to June 30, 2005 a fixed net annual rent of Ten Thousand Four Hundred Thirty Nine Dollars ($10,439.00) of lawful money of Canada payable in equal monthly installments of Eight Hundred Sixty Nine and 92/100 Dollars ($869.92) each, without demand in advance on the first day of each month during the Term, the first of such payments, unless already made, to be paid on the 1st day of November, 2002.

Free Gross Rent:

(b)

The Tenant shall have a free gross rent period during the first four (4) months (July 1, 2002 to October 31, 2002) of the Term.  During this period, the tenant shall not be obligated to pay to the Landlord Basic Rent nor its proportionate share of Costs of Operation and Realty Taxes, but must abide by all other terms of the Lease.

PART III

Permitted Use:

The Premises shall be used only for the purposes of a business office.

PART IV

Term:

The Term shall be three (3) years to commence on the 1st day of July, 2002 and to be fully completed on the 30th day of June, 2005.

PART V

Transfer Fee:

The Landlord costs of consenting to an assignment or sublease (the “Transfer Fee”) shall be $500.00.

PART VI

Notice:

Address for the Tenant:

Suite 200 – 905 West Pender Street

Vancouver, B.C., V6C 1L6

Address for the Landlord:

c/o Colliers Macaulay Nicolls Inc.

15th Floor, Granville Square

200 Granville Street

Vancouver, BC, V6C 2R6

With a copy to:

King George Financial Corporation

1910 – 1177 West Hastings Street

Vancouver, B.C.  V6E 2K3

Or such other addresses as may be amended from time to time.

PART VII

Landlord’s Work

The Landlord shall, at its expense, complete the following work:

1.

replace and repair all broken or cracked ceiling tiles throughout the leased Premises;

2.

ensure that all heating ventilation and air-conditioning throughout the leased Premises is functioning property with clean ducts throughout the lease Term;

3.

have the Tenant’s name added onto the directory in the Building lobby;

otherwise the Premises is leased “as is” and any alterations the Tenant wishes to carry our shall comply with the terms of the Lease and the Tenant shall obtain any applicable approvals of the local Municipal Authority and of the Landlord’s architects, mechanical, electrical and structural consultants, at the Tenant’s costs.

PART VIII

Right of First Refusal to Lease Second Floor Space

Subject to any existing prior rights and provided the Tenant has not been in breach of the Lease, the Landlord hereby grants to the Tenant the right of first refusal to lease, during the Term or any renewal thereof, any portion of the second floor of the Building that becomes available to be leased on the terms and conditions of a bona fide offer to lease acceptable to the Landlord.  The Landlord shall deliver a true copy of any such bona fide offer to the Tenant.  The Tenant shall have Three (3) business days from such delivery within which to exercised this right of first refusal to lease second floor space.  This right may only be exercised, within such time, by the Tenant delivering notice in writing of acceptance to the Landlord whereupon a binding agreement to lease such premises shall exist between the Landlord and Tenant on the terms and conditions contained in the said bona fide offer.

If the Tenant does not exercise its right to lease the adjoining Premises, such Premises may thereafter be leased by the Landlord to the person identified in said bona fide offer and subject to the terms and conditions contained therein, but not otherwise, and failing leasing as aforesaid the provisions of this section shall remain in force.  The Tenant shall not have the right to assign this right of first refusal to lease second floor space except in conjunction with a permitted assignment of all rights under the Lease.

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Initials
Landlord	Tenant

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SCHEDULE "B"

905 WEST PENDER STREET

PLAN OF THE LEASED PREMISES

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SCHEDULE "C"

905 WEST PENDER STREET, VANCOUVER, BC

RULES AND REGULATIONS

Forming part of the Lease dated the 1st day of July, 2002.

BETWEEN:	C.T. MANAGEMENT CORPORATION AS TRUSTEE FOR 905 WEST PENDER PROPERTIES LTD.
	hereinafter called the “Landlord”	OF THE FIRST PART

AND:
	hereinafter called the “Tenant”	OF THE SECOND PART

1.

The sidewalks, halls, entries, passages, elevators, corridors and stairways shall not be obstructed by the Tenant or occupants of the Project, or used by them for any other purpose than for ingress to and egress from their respective premises.

2.

Sign lettering on the directory board and interior signs on doors only will be permitted. All such signs shall be subject to the approval of the Landlord.

3.

During the Term of the Lease:

(a)

the Tenant shall keep the Premises in a good state of preservation and cleanliness and the Landlord or its agents shall at reasonable times be permitted to enter upon the Premises for the purpose of examining the said state of cleanliness; and

(b)

the Tenant shall refrain from placing garbage in any of the Common Areas during normal office hours; and

(c)

the Tenant, its agents, clerks, servants, or employees, shall not make, commit or permit any improper noises in, or interfere in any way with the other tenants of the Project, or those having business with them.

5.

If the Tenant desires telegraphic or telephonic connections, the Landlord will direct from among its approved contractors an electrical contractor of the Tenant's choice as to where and how the wires are to be introduced, and without such directions, no boring or cutting for wires will be permitted.  No outside radio or television aerials shall be allowed on the Premises without authorization in writing by the Landlord.

6.

It shall be the duty of the Tenant to assist and co-operate with the Landlord in preventing injury of the Premises.

7.

Any alterations, additions or changes made to the mechanical or electrical facilities serving the Premises or in the partitions or divisions of the rooms in the Premises during the Term of the Lease shall, if made at the request of Tenant, be at the expense of Tenant, but the same shall only be done by a contractor of the Tenant's choice, selected from among the Landlord's approved contractors, and shall always be in accordance with plans, shop drawings and specifications which have been previously submitted to and approved by the Landlord.

8.

No auction sales shall be allowed to take place in the Premises.

9.

The Tenant shall not be permitted to use or keep in the Premises or Project any gasoline, coal oil, camphene, burning fluid or other illuminating or combustible materials.

10.

No one shall use the Premises for sleeping quarters.

11.

Any damage caused to the Project or to its appointments, furnishings, heating and other appliances, or to the premises occupied by any other tenants, by interference with the heating or air-conditioning appliances, or by reason of any other misconduct or neglect upon the part of the Tenant or any other person or servant to its control shall be repaired and borne by the Tenant.

12.

No moving of any furniture or fixtures shall take place during Normal Business Hours. Movement of furniture or fixtures may be made on weekends and holidays and between the hours of 6:00 p.m. and 7:00 a.m. on weekdays with the prior permission of the Landlord, the arrangement for adequate security and supervision having been previously made.

13.

The Tenant shall not do or permit to be done in the Premises or bring or keep anything therein which will in any way increase risk of fire or the rate of fire insurance on the Project or on property kept therein, or obstruct or interfere with the rights of other tenants or in any other way injure or annoy them or the Landlord, or violate or act at variance with the laws relating to fires or with the regulations of the Fire Department, or with any insurance upon the Project, or any part thereof, or violate any act in conflict with any of the rules and ordinances of the Board of Health or with any statute or municipal by-law.

14.

The Landlord may at any time and from time to time during the Term of the Lease keep the entrance doors to the Project locked after each evening and/or Saturday afternoons and/or Sundays and/or on public holidays and before permitting the Tenant access to the Project during such period or periods, require the Tenant to sign his/her name in a register to be kept by the Landlord for recording the arrival and departure of all persons admitted to the Project except during Normal Business Hours.  The Tenant shall provide the Landlord with the names of all persons entitled to enter the Premises outside of Normal Business Hours and the Landlord shall be entitled to refuse permission to any person who cannot be identified as being entitled to enter the Premises.

15.

No locks shall be changed by the Tenant either within the Premises or on the access doors thereto, except by approval of and co-ordination by the Landlord.

16.

No machines or equipment shall be brought into the Premises which may create noises or fumes resulting in the annoyance or discomfort of other tenants, except by special permission of the Landlord.

17.

The Landlord shall have the right to make such other and further rules and regulations as in its judgment may from time to time be needful for the safety, care and cleanliness of the Premises or the Project, and for the preservation of good order therein, and the same shall be kept and observed by the Tenant, its agents, clerks, servants or employees.

18.

The Tenant agrees to the foregoing RULES AND REGULATIONS, each of which is hereby made a part of the Lease, and agrees that for such persistent infraction of them, or any of them, as may in the opinion of the Landlord be calculated to annoy or disturb the quiet enjoyment of the Project, the Landlord may declare a forfeiture and cancellation of the Lease and may demand possession of the Premises upon one week's notice.

19.

Power and/or water-consuming equipment, other than normal office equipment, which may be installed by the Tenant with the Landlord's approval, shall be connected to separate metering devices at the time of installation and the expense thereof shall be borne by the Tenant.

20.

Where in the opinion of the Landlord, a tenant's operations are such as to create pest-breeding conditions, the Tenant shall arrange for pest control satisfactory to the Landlord.

21.

For purposes of security, efficiency, and uniformity of housekeeping standards, any special cleaning or shampooing required by the Tenant shall be performed by the Landlord's cleaning contractors.  Exceptions to this rule, for whatever valid reason, must have the prior consent and approval of the Landlord.

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Initials
Landlord	Tenant

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SCHEDULE “D”

905 WEST PENDER STREET, VANCOUVER BC

LANDLORD'S SERVICES IN OPERATING COSTS

General Introduction

1.

The Landlord's objective is to maintain the Tenant's Premises and the Building generally to a high standard consistent with weather conditions and the appearance expected of a first class office complex.

2.

To achieve this objective, the Landlord will engage competent cleaning and maintenance personnel who will contract to conform to the standards set by the Landlord to ensure adherence to the maintenance schedules detailed below.

3.

Standard office maintenance calls for a 5-day-a-week program of cleaning (Monday through Friday), exclusive of weekends and holidays - except where, by special arrangement between Tenant and Landlord, a specific area may receive additional maintenance as required. Hence, in the following schedules, use of the terms "Daily and "Nightly" are to be understood in this context.

4.

Standard office cleaning is to be understood as the cleaning of a normal office operation. Where a tenant's specialized operations result in an abnormal generation of operation waste or the requirement of special cleaning functions beyond the normal, these will be readily handled; but by special arrangement with the tenant.

5.

Without detracting from the standard of building maintenance, the Landlord reserves the right to amend schedules or frequencies as experience, weather conditions and special circumstances may dictate.

Schedule of Services

Frequency

TENANT AREAS

1.

Empty waste baskets; remove normal waste; and damp-wipe.

Nightly

2.

Empty ashtrays, and damp-wipe.

Nightly

3.

Dust table tops and desks; and in the case of glass tops, damp-wipe.

Nightly

4.

Whisk upholstered fabric furniture.

Weekly

5.

Vacuum upholstered furniture - fabric permitting.

Bi-monthly

6.

Dust horizontal surfaces of furniture and equipment within reach.

Nightly

7.

High dusting of all horizontal surfaces beyond normal reach of matron.

Bi-monthly

8.

Dust vertical surfaces of furniture and wall hangings (pictures, etc.).

As needed

WASHROOM MAINTENANCE

***    Without liability to the Landlord in the event of unavoidable damage

1.

Polish door kick-plates and remove all finger marks from doors.

Nightly

2.

Clean all mirrors, vanities, plumbing fixtures, dispensers and receptacles, and all metal surfaces.

Nightly

3.

Thoroughly clean and sanitize all wash basins, toilet bowls

and seats and urinals.

Nightly

1.

Damp-wipe toilet compartment partition walls.

Nightly

2.

Wipe down all walls within reach and remove all splashes.

Nightly

3.

Empty and clean paper towel receptacles and sanitary napkin disposal units.

Nightly

4.

Refill washroom dispensers (towels, toilet tissue, etc.), materials to be supplied by tenant in private washrooms;

Nightly

and also if required

Daily

5.

Mop tile floors with a solution containing a germicidal detergent.

As neede